UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 20, 2009 (March 19, 2009)

Emclaire Financial Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-18464	25-1606091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

612 Main Street Emlenton, Pennsylvania 16373
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(724) 867-2311

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On March 19, 2009, Emclaire Financial Corp. issued a press release announcing that the Board of Directors approved a capital management plan that will involve reducing the Corporation’s quarterly common stock dividend from the current rate of $0.32 per share to $0.14 per share, effective for the Corporation’s dividend in the second quarter of 2009.  The Board also elected to suspend all management and employee incentive and bonus programs for 2009.  A copy of the press release announcing the capital management plan is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.         Description

99.1       Press release dated March 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCLAIRE FINANCIAL CORP.

Date:	March 20, 2009
		By:	/s/ William C. Marsh
William C. Marsh
Chairman of the Board, President
and Chief Executive Officer

Exhibit Index

Exhibit No.         Description

99.1       Press release dated March 19, 2009